UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

Rose Rock Midstream, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, Oklahoma 74136-4216

(Address of principal executive offices)

(918) 524-8100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2011, Rose Rock Midstream, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 7,000,000 common units representing limited partner interests in the Partnership (“Common Units”) at $20.00 per Common Unit, pursuant to a Registration Statement on Form S-1, as amended (File No. 333-176260) (the “Registration Statement”), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on August 12, 2011. The material terms of the Offering are described in the prospectus (the “Prospectus”) filed with the Commission on December 9, 2011 pursuant to Rule 424(b)(1) under the Securities Act.

Omnibus Agreement

On December 14, 2011, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Partnership, Rose Rock Midstream GP, LLC, the general partner of the Partnership (the “General Partner”), and SemGroup Corporation (“SemGroup”).

The Omnibus Agreement governs certain aspects of the Partnership’s relationship with SemGroup and the General Partner, including:

•	the Partnership’s use of the names “Rose Rock” and “SemCrude” and related marks; and

•	certain indemnification obligations, including, among others, the following:

•	SemGroup’s obligation to indemnify the Partnership for losses relating to certain environmental matters relating to the Partnership’s assets arising on or prior to December 14, 2011;

•	the Partnership’s obligation to indemnify SemGroup for losses relating to certain environmental matters relating to the Partnership’s assets arising after December 14, 2011;

•

SemGroup’s obligation to indemnify the Partnership for losses relating to or arising from (i) certain title and rights-of-way matters, (ii) the Partnership’s failure to have certain necessary governmental consents and permits, (iii) assets previously owned by SemCrude, L.P. and retained by SemGroup, (iv) certain environmental liabilities retained by SemGroup, (v) certain scheduled matters and claims relating to SemGroup’s bankruptcy, (vi) certain regulatory matters and (vii) certain tax liabilities; and

•

the Partnership’s obligation to indemnify SemGroup for losses attributable to the ownership or operation of the Partnership’s assets and the assets of its subsidiaries after the closing of the Offering.

SemGroup’s obligations to indemnify the Partnership as described in the first and third bullets above are subject to a deductible of $500,000. SemGroup’s obligations to indemnify the Partnership with respect to environmental liabilities relating to the Partnership’s assets, title and rights-of-way matters, failure to have certain necessary governmental consents and permits, retained assets and retained environmental liabilities terminate after three years, and its obligation to indemnify the Partnership with respect to certain regulatory matters terminates after five years. SemGroup’s indemnity related to tax matters terminates upon the expiration of the statute of limitations. SemGroup’s obligation to indemnify the Partnership with respect to environmental liabilities relating to the Partnership’s assets and regulatory matters is capped at $20 million. In no event will SemGroup be obligated to indemnify the Partnership for any claims, losses, expenses or liabilities to the extent any such amounts are reserved for in the Partnership’s financial statements as of the closing of the Offering. No party will be obligated to indemnify any other party for losses to the extent that such losses are recovered by the indemnified party under available insurance coverage or from a third party.

The Omnibus Agreement can be amended by written agreement of all parties to the agreement. However, the Partnership may not agree to any amendment or modification that would, in the determination of the General Partner, be adverse in any material respect to the holders of the Common Units without prior approval of the conflicts committee of the board of directors of the General Partner. In the event of (i) a “change in control” (as defined in the Omnibus Agreement) of the General Partner or (ii) the removal of Rose Rock Midstream GP, LLC as general partner in circumstances where cause (as defined in the Partnership Agreement (as defined in Item 5.03 below)) does not exist and the Common Units held by SemGroup and its affiliates were not voted in favor of such removal, the Omnibus Agreement (other than the indemnification provisions if the triggering event is a change of control) will be terminable by SemGroup, and the Partnership will have a 90-day transition period to cease its use of the name “Rose Rock” and related marks.

SemGroup and its affiliates will not be restricted, under either the Partnership Agreement or the Omnibus Agreement, from competing with the Partnership. SemGroup will be permitted to compete with the Partnership and may acquire or dispose of midstream or other assets in the future without any obligation to offer the Partnership the opportunity to purchase those assets.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Credit Agreement

On December 14, 2011, in connection with the closing of the Offering, the Partnership’s Credit Agreement, dated November 10, 2011 (the “Credit Agreement”), became effective. The Credit Agreement was entered into among the Partnership, as borrower, The Royal Bank of Scotland, as administrative agent, and a syndicate of lenders. A description of the Credit Agreement is included in the Prospectus under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Revolving Credit Facility” and is incorporated herein by reference

The description of the Credit Agreement included in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which was filed as Exhibit 10.1 to Amendment No. 4 to the Registration Statement on November 18, 2011, and is incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, Rose Rock Midstream Corporation and Rose Rock Midstream Holdings, LLC is a direct or indirect subsidiary of SemGroup. As a result, certain individuals serve as officers and directors of both SemGroup and such other entities. As described in Item 3.02 below, the General Partner holds 342,437 notional general partner units, representing a 2.0% general partner interest in the Partnership, and the incentive distribution rights (as defined in the Partnership Agreement), and SemGroup, through Rose Rock Midstream Holdings, LLC and Rose Rock Midstream Corporation, holds 339,709 Common Units and 8,389,709 subordinated units representing limited partner interests in the Partnership (“Subordinated Units), representing an aggregate 57.1% limited partner interest in the Partnership.

Several of the lenders under the credit facility and/or their affiliates have in the past performed, and may in the future perform, investment banking, commercial banking, advisory and other services for the Partnership, SemGroup and their respective affiliates from time to time for which they have received, and may in the future receive, customary fees and expenses. Affiliates of Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Natixis Securities Americas LLC, RBS Securities Inc., Scotia Capital (USA) Inc. and UBS Securities LLC, each of which served as an underwriter of the Offering, are lenders under the credit facility. Affiliates of certain of the lenders under the credit facility were lenders to SemGroup prior to its filing for bankruptcy. Pursuant to SemGroup’s plan of reorganization related to its emergence from bankruptcy on November 30, 2009, the debt held by such lenders, or their affiliates, was converted to equity in SemGroup. As a result, such lenders (or their affiliates) own shares of common stock of SemGroup.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement incorporated by reference into Item 1.01 above is also incorporated into this Item 2.03 by reference. A copy of the Credit Agreement was filed as Exhibit 10.1 to Amendment No. 4 to the Registration Statement on November 18, 2011, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On December 14, 2011, in connection with the closing of the Offering, (i) the General Partner exchanged its existing 2.0% general partner interest in the Partnership for 342,437 notional general partner units, representing a continuation of its 2.0% general partner interest, and the incentive distribution rights, (ii) Rose Rock Midstream Holdings, LLC exchanged its existing 97.0% limited partner interest in the Partnership for 168,491 Common Units, 8,389,709 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”) and the right to receive additional Common Units as described below (or cash in lieu thereof), and (iii) Rose Rock Midstream Corporation exchanged its existing 1.0% limited partner interest in the Partnership for 171,218 Common Units. In connection with the Offering, the Partnership granted the underwriters a 30-day option to purchase up to an additional 1,050,000 Common Units, which will be issued to such underwriters upon the exercise of such option, if any. Upon the earlier to occur of the expiration of the over-allotment option period or the exercise of the over-allotment option in full, Rose Rock Midstream Holdings, LLC will be issued a number of additional Common Units equal to the excess, if any, of (x) 1,050,000 over (y) the aggregate number of Common Units, if any, actually purchased by the underwriters pursuant to the exercise of the over-allotment option.

The foregoing transactions were undertaken in reliance upon the exemption from registration requirements of the Securities Act provided by Section 4(2) thereof. The Partnership believes that additional exemptions may exist for these transactions.

Each Subordinated Unit will convert into one Common Unit on the first business day following the distribution of available cash (as defined in the Partnership Agreement) in respect of any quarter beginning with the quarter ending December 31, 2014, that each of the following tests are met:

•

distributions of available cash from operating surplus (as defined in the Partnership Agreement) on each of the outstanding Common Units, Subordinated Units and general partner units equaled or exceeded the annualized minimum quarterly distribution (as defined in the Partnership Agreement) for each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date;

•

the adjusted operating surplus (as defined in the Partnership Agreement) generated during each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date equaled or exceeded the sum of the minimum quarterly distributions on all of the outstanding Common Units, Subordinated Units and general partner units during those periods on a fully diluted basis; and

•	there are no arrearages in payment of the minimum quarterly distribution on the Common Units.

In addition, each Subordinated Unit will convert into one Common Unit on the first business day following the distribution of available cash in respect of any quarter beginning with the quarter ending December 31, 2012, that each of the following tests are met:

•

distributions of available cash from operating surplus on each of the outstanding Common Units, Subordinated Units and general partner units equaled or exceeded $2.175 (150% of the annualized minimum quarterly distribution) for the four-quarter period immediately preceding that date;

•

the adjusted operating surplus generated during the four-quarter period immediately preceding that date equaled or exceeded the sum of (i) $2.175 (150% of the annualized minimum quarterly distribution) on all of the outstanding Common Units, Subordinated Units and general partner units during that period on a fully diluted basis and (ii) the distributions made on the incentive distribution rights; and

•	there are no arrearages in payment of the minimum quarterly distributions on the Common Units.

Finally, each Subordinated Unit will convert into one Common Unit upon the removal of the General Partner other than for cause (as defined in the Partnership Agreement) if the units held by the General Partner and its affiliates are not voted in favor of such removal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Agreement of Limited Partnership of Rose Rock Midstream, L.P.

On December 14, 2011, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership and entered into its Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”). A description of the Partnership Agreement is included in the Prospectus under the headings “Provisions of our Partnership Agreement Relating to Cash Distributions” and “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amended and Restated Limited Liability Company Agreement of Rose Rock Midstream GP, LLC

On December 14, 2011, in connection with the closing of the Offering, the General Partner amended and restated its limited liability company agreement and entered into its First Amended and Restated Limited Liability Company Agreement (the “GP LLC Agreement”). The GP LLC Agreement governs, among other things, the rights of Rose Rock Midstream Holdings, LLC, as sole member of the General Partner and the management of the General Partner.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the GP LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On December 14, 2011, the Partnership closed the Offering.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	EXHIBIT

Exhibit 3.1	Second Amended and Restated Agreement of Limited Partnership of Rose Rock Midstream, L.P., dated December 14, 2011.

Exhibit 3.2	First Amended and Restated Limited Liability Company Agreement of Rose Rock Midstream GP, LLC, dated December 14, 2011.

Exhibit 10.1	Omnibus Agreement, dated December 14, 2011, by and among Rose Rock Midstream, L.P., Rose Rock Midstream GP, LLC and SemGroup Corporation.

Exhibit 10.2	Credit Agreement, dated November 10, 2011, among Rose Rock Midstream, L.P., as borrower, The Royal Bank of Scotland PLC, as administrative agent and collateral agent, the other agents party thereto and the lenders and issuing banks party thereto (incorporated by reference to Exhibit 10.1 to Amendment No. 4 to the Partnership’s Registration Statement on Form S-1 (File No. 333-176260), filed with the Commission on November 18, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

	By:	Rose Rock Midstream GP, LLC its general partner

Date: December 20, 2011	By:	/s/ Candice L. Cheeseman
Name: Candice L. Cheeseman
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 3.1	Second Amended and Restated Agreement of Limited Partnership of Rose Rock Midstream, L.P., dated December 14, 2011.

Exhibit 3.2	First Amended and Restated Limited Liability Company Agreement of Rose Rock Midstream GP, LLC, dated December 14, 2011.

Exhibit 10.1	Omnibus Agreement, dated December 14, 2011, by and among Rose Rock Midstream, L.P., Rose Rock Midstream GP, LLC and SemGroup Corporation.

Exhibit 10.2	Credit Agreement, dated November 10, 2011, among Rose Rock Midstream, L.P., as borrower, The Royal Bank of Scotland PLC, as administrative agent and collateral agent, the other agents party thereto and the lenders and issuing banks party thereto (incorporated by reference to Exhibit 10.1 to Amendment No. 4 to the Partnership’s Registration Statement on Form S-1 (File No. 333-176260), filed with the Commission on November 18, 2011).